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                                                                   EXHIBIT 10.17


                                                                  EXECUTION COPY

                             REGISTRATION RIGHTS AND
                      STOCK TRANSFER RESTRICTION AGREEMENT


     This REGISTRATION RIGHTS AND STOCK TRANSFER RESTRICTION AGREEMENT (this "Agreement"), dated as of September 15, 2000 (the "Effective Date"), is made and entered into among Ixia, a California corporation (the "Company"), Technology Capital Group S.A., an investment company organized under the laws of Luxembourg (the "Shareholder"), and Stephane Ratel, the principal beneficial owner of the outstanding capital stock of the Shareholder ("Ratel" and together with the Shareholder, the "TCG Holders").

     WHEREAS, the Company is planning to effect an initial public offering of its common stock, without par value ("Common Stock");

     WHEREAS, the Shareholder owns 25,425,000 shares of Common Stock;

     WHEREAS, Ratel beneficially owns more than 90% of the outstanding shares of capital stock of the Shareholder; and

     WHEREAS, the parties desire to set forth certain agreements between them relating to the transfer of shares of Common Stock owned by the Shareholder (and shares of capital stock of the Shareholder owned by Ratel) and registration rights in connection therewith;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

1.   DEFINITIONS

     1.1. DEFINED TERMS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          "Agreement" shall mean this Registration Rights and Stock Transfer Restriction Agreement.

          "Company" shall mean Ixia, a California corporation.

          "Common Stock" shall mean the common stock, without par value, of the Company.

          "Effective Date" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations promulgated thereunder as the same may be amended from time to time.


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          "Initial Lock-Up Period" shall have the meaning set forth in Section
3.1(a) of this Agreement.

          "NASD" shall mean the National Association of Securities Dealers, Inc. or any successor association.

          "Person" shall mean any individual, partnership, joint venture, corporation, limited liability company, trust, joint stock company, business trust, unincorporated association, U.S., state, local or foreign governmental authority or any department or agency thereof or other entity of any nature whatsoever.

          "Purchase Agreement" shall mean the purchase agreement or underwriting agreement relating to the Company's initial public offering pursuant to the Registration Statement.

          "Ratel" shall mean Stephane Ratel.

          "Registration Statement" shall mean the Company's Registration Statement on Form S-1 (Reg. No. 333-42678), as amended.

          "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

          "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Second Lock-Up Period" shall have the meaning set forth in Section 3.1(b) of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and all rules and regulations promulgated thereunder as the same may be amended from time to time.

          "Shareholder" shall mean Technology Capital Group S.A., an investment company organized under the laws of Luxembourg.

          "Subject Shares" shall mean the 25,425,000 shares of Common Stock owned by the Shareholder together with any other shares of the Company capital stock of which the Shareholder acquires beneficial ownership after the Effective Date and until such time as the Shareholder's registration rights terminate in accordance with Section 4.11 hereof, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise. For purposes of Section 4 of this Agreement, Subject Shares shall not include any shares of Common Stock which previously have been registered under the Securities Act, which have been sold to


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the public either pursuant to a registration statement under the Securities Act or Rule 144, or, except to the extent of a permitted assignment of the Shareholder's rights under Sections 4.1 and 4.2 pursuant to Section 5 of this Agreement, which have been sold in a private transaction.

          "TCG Holders" shall mean the Shareholder and Ratel.

          "TCG Shares" shall mean the shares of capital stock of the Shareholder owned by Ratel as of the Effective Date together with any other shares of the capital stock of the Shareholder of which Ratel acquires beneficial ownership after the Effective Date and until the expiration of the Second Lock-Up Period, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise.

          "Transfers" shall have the meaning set forth in Section 3.1(a) of this Agreement.

2.   REPRESENTATIONS AND WARRANTIES OF THE TCG HOLDERS AND THE COMPANY

     2.1. REPRESENTATIONS AND WARRANTIES OF THE TCG HOLDERS. The TCG Holders, jointly and severally, hereby represent and warrant to the Company as follows:

     (a) AUTHORITY; NO CONFLICTS. Each of the Shareholder and Ratel has the legal capacity and all requisite power and authority to enter into this Agreement and to perform its or his obligations hereunder. This Agreement has been duly authorized, executed and delivered by the TCG Holders and constitutes a valid and binding obligation of the TCG Holders enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally. No filing with, and no permit, authorization, consent or approval of, any Person is necessary for the execution of this Agreement by the TCG Holders and the performance by the TCG Holders of their respective obligations contemplated hereby and none of the execution and delivery of this Agreement by the TCG Holders, the performance of their respective obligations contemplated hereby or compliance with the terms hereof by the TCG Holders will conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, the Shareholder's constituent documents or any provision of any agreement to which the Shareholder or Ratel is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder or Ratel or to their respective property or assets.

     (b) THE TCG SHARES. Ratel is the record and beneficial owner of more than 90% of the outstanding shares of the capital stock of the Shareholder, which shares are held by Ratel free and clear of any encumbrances, agreements, adverse claims, liens or other arrangements with respect to the ownership of or the right to vote or dispose of such shares. Other than such shares,


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Ratel does not beneficially or of record own any shares of capital stock of the
Shareholder or securities convertible or exchangeable for shares of capital stock of the Shareholder. Ratel has the sole right and power to vote and dispose of the TCG Shares owned by Ratel on the date hereof. None of such TCG Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or transfer thereof, except as contemplated by this Agreement.

     (c) THE SUBJECT SHARES. The Shareholder is the record owner of 25,425,000 shares of Common Stock, free and clear of any encumbrances, agreements, adverse claims, liens or other arrangements with respect to the ownership of or the right to vote or dispose of such shares of Common Stock. Other than such 25,425,000 shares of Common Stock, the Shareholder does not beneficially or of record own any shares of Company capital stock or securities convertible or exchangeable for shares of Company capital stock. The Shareholder has the sole right and power to vote and dispose of the Subject Shares. None of such 25,425,000 shares of Common Stock is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or transfer thereof, except as contemplated by this Agreement and the Purchase Agreement.

     (d) INFORMATION INCLUDED IN REGISTRATION STATEMENT. All information relating to the TCG Holders for use in the Registration Statement does not, and on the effective date of this Agreement will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

     2.2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the TCG Holders that the Company has the legal capacity and all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally. No filing with, and no permit, authorization, consent or approval of, any Person is necessary for the execution of this Agreement by the Company and the performance by the Company of its obligations hereunder, and none of the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or compliance with the terms hereof by the Company will conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, the Company's constituent documents or any provision of any agreement to which the Company is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Company or to its property or assets.



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3.   TRANSFER RESTRICTIONS APPLICABLE TO THE TCG HOLDERS

     3.1. AGREEMENT OF THE TCG HOLDERS. The TCG Holders, jointly and severally, hereby covenant and agree with the Company as follows:

     (a) INITIAL LOCK-UP PERIOD. From the Effective Date and until 180 days after the effectiveness of the Purchase Agreement (the "Initial Lock-Up Period"), each of the Shareholder and Ratel will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any of the Subject Shares or TCG Shares or any securities convertible into or exchangeable or exercisable for the Subject Shares or TCG Shares, whether now owned or hereafter acquired by the Shareholder or Ratel or with respect to which the Shareholder or Ratel has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Subject Shares or TCG Shares, whether any such swap transaction is to be settled by delivery of the Subject Shares, TCG Shares or other securities, in cash or otherwise (all such transactions referred to in (i) and (ii) above are hereinafter referred to as "Transfers").

     (b) SECOND LOCK-UP PERIOD. For 180 days following expiration of the Initial Lock-Up Period (the "Second Lock-Up Period"), the Shareholder will make Transfers of the Subject Shares only in accordance with Rule 144. During the Second Lock-Up Period, Ratel will not, without the prior written consent of the Company, directly or indirectly, make any Transfers of the TCG Shares.

     (c) ADVANCE NOTICE. If at any time during the three-year period following expiration of the Second Lock-Up Period, or until such earlier time as the Shareholder's ownership of the Subject Shares is less than 25% of the outstanding Common Stock, the Shareholder desires to make any Transfer (other than pursuant to Rule 144 or a registration statement under the Securities Act) of 1% or more of the outstanding Common Stock, prior to entering into any binding agreement with respect to any such Transfer, the Shareholder shall give not less than 30 days prior written notice of such Transfer to the Company, specifying the number of Subject Shares subject to the Transfer and, if known, the other material terms and conditions of the Transfer. The Shareholder acknowledges and agrees that the Company shall have the first right to assist in the private disposition of the shares specified in such notice to an "accredited investor" or "qualified institutional buyer" (as such terms are defined in Exchange Act). If the Company is unable to arrange such a private disposition on terms reasonably satisfactory to the Shareholder within twenty (20) days after receipt of notice of the Transfer, the Shareholder shall be free to consummate the Transfer.

     (d) RESTRICTIVE LEGEND. Upon the request of the Company, a restrictive legend in the form set forth in Exhibit A hereto shall be placed on the certificates representing the Subject


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Shares and a restrictive legend in the form set forth in Exhibit B hereto shall be placed on the certificates representing the TCG Shares. In addition, a notation shall be made in the appropriate records of the Company indicating that the Subject Shares are subject to restrictions on transfer, and appropriate stop-transfer instructions will be issued to the Company's transfer agent with respect to the Subject Shares. A notation shall also be made in the appropriate records of the Shareholder indicating that the TCG Shares are subject to restrictions on transfer, and appropriate stop-transfer instructions, if applicable, will be issued to the Shareholder's transfer agent with respect to the TCG Shares.

4.   REGISTRATION RIGHTS

     4.1. DEMAND REGISTRATION. If at any time commencing 18 months after the date of this Agreement, if the Company is then eligible to use a Form S-3 Registration Statement or any successor form to register the resale of the Subject Shares, and if the Company shall receive from the Shareholder a written request that the Company effect any registration of all or at least 10% of the Subject Shares with an aggregate public offering price of at least $5,000,000, the Company will file a registration statement on Form S-3 or any successor form with the SEC as soon as practicable after the Shareholder's request and use its reasonable best efforts to effect the registration for resale of such Subject Shares as would permit the sale and distribution by the Shareholder of such Subject Shares in accordance with the Shareholder's intended plan of distribution; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 4.1:

     (a) If, at such time as a request for registration pursuant to this Section
4.1 is pending, the Company has already effected three such registrations pursuant to this Section 4.1, and such registrations had been declared or ordered effective; or

     (b) Subject to the Shareholder's rights under Section 4.2 below, during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date six months following the effective date of, a Company-initiated registration statement (other than with respect to a registration statement relating to an offering solely to employees).

     If the Shareholder so elects, the offering of such Subject Shares pursuant to this Section 4.1 shall be in the form of an underwritten offering. The underwriter or underwriters shall be a firm or firms of nationally recognized standing selected by the Company and shall be reasonably acceptable to the Shareholder.

     4.2. PIGGYBACK REGISTRATION. If at any time after the effectiveness of the Purchase Agreement, all of the Subject Shares are not then registered for resale under the Securities Act, and the Company proposes to register any shares of its Common Stock under the Securities Act on Forms S-1, S-2 or S-3 or any successor forms (except for registrations on such forms solely for registration of Common Stock in connection with any warrant, option, employee benefit or dividend reinvestment plan or in connection with any acquisition or exchange offer), for sale for its own account or for the account of any other shareholder of the Company, it will each such



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time as soon as practicable give written notice of its intention to do so to the
Shareholder, which notice shall be by telecopy and confirmed by mail. In such event, upon the written request (which request shall specify the total number of Subject Shares intended to be disposed of by the Shareholder) of the Shareholder made within 15 days after the receipt of any such notice, the Company will use all reasonable best efforts to effect the registration under the Securities Act in the manner initially proposed by the Company or by a requesting shareholder of the Company if such request relates to a firm commitment underwritten offering (and otherwise in the manner requested by the Shareholder) of all Subject Shares held by the Shareholder which the Company has been so requested to register for sale. If the Company thereafter determines for any reason in its sole discretion (including at the request of the requesting shareholder of the Company) not to register or to delay registration of the Common Stock, the Company may, at its election, give written notice of such determination to the Shareholder and (i) in the case of a determination not to register, shall be relieved of the obligation to register any Subject Shares in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Subject Shares of the Shareholder for the same period as the delay in registration of such other securities.

     4.3. PRIORITY IN PIGGYBACK REGISTRATION. In a registration pursuant to
Section 4.2 hereof, if the managing underwriter of any such underwritten offering to which Section 4.2 pertains shall inform the Company by letter of its belief that the number of Subject Shares to be included in such registration would adversely affect its ability to effect such offering, then the Company will be required to include in such registration only that number of Subject Shares which it is so advised can be included in such offering without so adversely affecting it. With respect to a registration that is the subject of
Section 4.2 hereof, shares of Common Stock proposed by the Company to be registered for issuance by the Company or for sale by third parties exercising "demand" registration rights shall have the first priority and all other shares of Common Stock to be registered, including any and all Subject Shares owned by the Shareholder, shall be given second priority without preference among the relevant holders. If less than all of the Subject Shares duly requested to be included in such registration are to be registered therein, such Subject Shares shall be included in the registration pro rata based on the total number of such shares sought to be registered other than for issuance by the Company or sale by third parties exercising "demand" registration rights in accordance with the preceding sentence.

     4.4. REGISTRATION PROCEDURES. In connection with the Company's obligations to register the Subject Shares for resale pursuant to this Section 4, the Company will use its reasonable best efforts to effect such registration in accordance herewith and the Company will promptly:

     (a) prepare and file with the SEC as soon as practicable after request for registration hereunder the requisite registration statement to effect such registration and use its reasonable best efforts to cause such registration statement to become effective and, in the case of a registration pursuant to
Section 4.1, to remain continuously effective until the earlier to occur of (x) one year following the date on which such registration statement is declared effective or (y) the termination of the offering being made as set forth thereunder;

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     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective as set forth above and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares covered by such registration statement until such Subject Shares have been sold or such lesser period of time as the Company, the Shareholder or any underwriter is required under the Securities Act to deliver a prospectus in accordance with the intended methods of disposition by the Shareholder set forth in such registration statement or supplement to such prospectus;

     (c) furnish to the Shareholder at least one executed original of the registration statement and such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act as may reasonably be requested by the Shareholder;

     (d) use its reasonable best efforts (i) to register or qualify, to the extent necessary, all Subject Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions in the United States (and such foreign jurisdictions as the Company may agree) where an exemption is not available as the Shareholder shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition in such jurisdictions of such Subject Shares, provided that the Company will not be required to qualify generally to do business or as a dealer in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or take any action which would subject it to general service of process in any such jurisdiction;

     (e) notify the Shareholder promptly, and confirm such advice in writing,
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;



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     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the registered securities for sale in any jurisdiction, at the earliest possible moment;

     (g) upon the occurrence of any event contemplated by clause (e) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (h) use its reasonable best efforts to furnish to the Shareholder a signed counterpart, addressed to the Shareholder and the underwriters, if any, of an opinion of counsel for the Company as to the effectiveness of the registration statement registering the resale of the Subject Shares under the Securities Act;

     (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with a registration pursuant hereto;

     (j) cause all Subject Shares covered by the registration statement if not previously listed to be listed on each securities exchange, if any, or Nasdaq, on which securities of such class, series and form issued by the Company, if any, are then listed or traded; and

     (k) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter that is required to be retained in accordance with the rules and regulations of the NASD).

     The Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(e)(ii), (iii),
(iv), (v) or (vi) hereof, it will forthwith discontinue disposition pursuant to such registration statement of any Subject Shares covered by such registration statement or prospectus until its receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed (and the period of such discontinuance shall be excluded from the calculation of the period specified in clause (x) of Section 4.4(a)) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies then in its possession, of the prospectus covering such securities in effect at the time of receipt of such notice.

     4.5. DEMAND UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by the Shareholder pursuant to a registration requested under Section 4.1, the Company will use its reasonable best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Shareholder, the Company and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing



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in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 4.10. The Shareholder will reasonably cooperate with the Company in the negotiation of the underwriting agreement. The Shareholder shall be party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Shareholder, and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Shareholder.

     4.6. PIGGYBACK UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any shares of its Common Stock under the Securities Act as contemplated by Section 4.2 and such shares are to be distributed by or through one or more underwriters, the Company and, if the managing underwriter shall elect in writing to include the Subject Shares sought to be included in such registration, the Shareholder shall be party to the underwriting agreement between the Company and such underwriters and the Shareholder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of it and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to its obligations.

     The Shareholder may not participate in any underwritten registration under
Section 4.5 or 4.6 unless the Shareholder (a) agrees to sell the Subject Shares on the basis provided in and in compliance with any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act, and (b) completes and executes all questionnaires, appropriate and limited powers-of-attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Shareholder agrees to furnish the Company a signed counterpart, addressed to the Company and the underwriters, if any, of an opinion of counsel covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of selling stockholder's counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Company or the underwriters may reasonably request.

     4.7. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement in which the Subject Shares are included, the Company will give the Shareholder, the underwriters, if any, and their respective counsel and accountants the opportunity (but such Persons shall not have the obligation except as set forth herein) to participate (in the case of a registration pursuant to Section 4.2 hereof such participation shall be at their expense) in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and, to the extent practicable, each amendment thereof or supplement thereto, and will give each of them such access to its books and records (to the extent customarily given to the underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its


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officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Shareholder and the underwriters' respective outside counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     4.8. LIMITATIONS, CONDITIONS AND QUALIFICATIONS TO OBLIGATIONS UNDER REGISTRATION COVENANTS. The obligations of the Company to use its reasonable best efforts to cause the Subject Shares to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

     (a) The Company shall be entitled to postpone for a reasonable period of time the filing or effectiveness of, or suspend the rights of the Shareholder to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder (but the duration of such postponement or suspension may not exceed the earlier to occur of (w) 45 days after the cessation of the circumstances described in clauses (i) and (ii) below or (x) 120 days after the date of the determination of the Board of Directors referred to below, and the duration of such postponement or suspension shall be excluded from the calculation of the period specified in clause (x) of
Section 4.4(a)), if the Board of Directors of the Company determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time would be adverse to the Company's interests, (ii) the Company has otherwise filed a registration statement with the SEC, such registration statement has not yet been declared effective, the Company is using its reasonable best efforts to have such registration statement declared effective, and such registration would be adversely affected, or (iii) registration at the time would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply with without incurring material expense. If the Company shall so delay the filing of a registration statement, it shall, as promptly as practicable, notify the Shareholder of such determination, and the Shareholder shall have the right (y) in the case of a postponement of the filing or effectiveness of a registration statement to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of the Company's notice or (z) in the case of a suspension of the right to make sales, to receive an extension of the registration period, if applicable, equal to the number of days of the suspension.

     (b) The Company's obligations shall be subject to the obligations of the Shareholder, which the Shareholder hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and state securities regulations and to obtain any acceleration of the effective date of such registration statement or maintain the effectiveness or currency thereof.

     (c) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant hereto unless such audit is requested by the underwriters with respect to such registration.

     (d) If requested by an underwriter in an underwritten offering, the Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Common Stock (other than in accordance with Sections 4.1 or 4.2) within 30 days before or 180 days after the effective date of a registration statement filed pursuant to Sections 4.1 or 4.2.

     4.9. EXPENSES. The Company will pay or cause to be paid all expenses (including legal and accounting fees) incurred in connection with each demand and piggyback registration of Subject Shares pursuant to Sections 4.1 or 4.2 of this Agreement, including, without limitation, any and all filing fees payable to the SEC, fees with respect to filings required to be made with stock exchanges, Nasdaq and the NASD, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel and accountants of the Company, including costs associated with comfort letters, and fees and expenses of other Persons retained by the Company, but the Shareholder shall pay its own underwriters' expenses (such as discounts, commissions and fees of underwriters and expenses included therein of selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the securities being registered) and the fees and expenses of any legal counsel retained by the Shareholder.

     4.10. INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. In connection with any registration pursuant hereto in which Subject Shares are to be disposed of, the Company and Ratel shall indemnify and hold harmless, to the fullest extent permitted by law, the Shareholder and, when applicable, the Shareholder's officers, directors, agents and employees and each Person who controls (or is controlled by or under common control with) the Shareholder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees, caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any loss, claim, damage, liability or expense, including reasonable attorneys' fees, resulting from the failure to keep a prospectus current as required hereunder, except insofar as the same (i) are caused by or contained in any information furnished in writing to the Company by or on behalf of the Shareholder or Ratel expressly for use therein or (ii) are caused by the Shareholder's or Ratel's failure to deliver a copy of the current required prospectus after the Company has furnished the Shareholder and Ratel with a sufficient number of copies of such prospectus as requested hereunder or (iii) arise in respect of any offers to sell or sales made during any period when the Shareholder and Ratel are required to discontinue sales under Section 4.4(e) or otherwise under applicable law. The Company shall also indemnify the underwriters (if any) participating in the offering or sale of the Subject Shares, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent (and subject to the same exceptions) as provided above with respect to the indemnification of the Shareholder and Ratel.

     (b) INDEMNIFICATION BY THE SHAREHOLDER. In connection with any registration pursuant hereto in which Subject Shares are to be disposed of, the TCG Holders, jointly and severally, shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, each other selling shareholder and their respective directors, officers, agents and employees and each Person who controls the Company and each other selling shareholder (within the meaning of the Securities Act and the Exchange Act) and each underwriter, if any, and its directors, officers, agents, and employees and each Person who controls such underwriter (within the meaning of the Securities Act and the Exchange Act), in each case against any losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees, resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Shareholder or Ratel to the Company expressly for inclusion in such registration statement or prospectus. In no event shall the liability of the TCG Holders hereunder be greater in amount than the dollar amount of the proceeds received or to be received by the TCG Holders upon the sale of the securities giving rise to such indemnification obligation.

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification or contribution hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification or contribution and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such Person or (iii) such assumption would constitute an actual conflict of interest (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim.

     (d) CONTRIBUTION. If for any reason the indemnification provided for herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that in no event shall the liability of the TCG Holders for such contribution exceed, in the aggregate, the dollar amount of the proceeds received or to be received by the TCG Holders upon the sale of securities giving rise to such contribution obligation.

     4.11. TERMINATION OF REGISTRATION RIGHTS. The right of the Shareholder to request registration or inclusion in any registration pursuant to Section 4.1 or
4.2 shall terminate, if not sooner terminated under any other provision of this Agreement, upon the earlier of eight years after the date of this Agreement and such date as all Subject Shares held by the Shareholder may immediately be sold under Rule 144 during any 90-day period.

     4.12. RULE 144 REPORTING. The Company agrees that, to the extent reasonably necessary to permit the Shareholder to sell the Subject Shares in accordance with and in reliance on Rule 144, and for so long as such shares are owned by the Shareholder and such shares are not registered for resale under the Securities Act, the Company will use its reasonable best efforts to:

          (i) make and keep public information available within the meaning of Rule 144, at all times from and after the date of the effectiveness of the Purchase Agreement;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) so long as the Shareholder owns any Subject Shares inform the Shareholder upon request as to the Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

          Anything to the contrary contained in this Section 4.12 notwithstanding, the Company may deregister any of its securities under the Exchange Act if it is then permitted to do so pursuant to the Exchange Act in which case the provisions of this Section 4.12 insofar as they relate to obligations to make filings under the Exchange Act that would no longer be required as a result of such deregistering shall be of no further force or effect. Nothing in this Section shall be deemed to limit in any manner the restriction on sales of Subject Shares contained in this Agreement.

5.   SUCCESSORS AND ASSIGNS.

     Without the prior written consent of the Company, the Shareholder's rights under Sections 4.1 and 4.2 may not be transferred or assigned by the Shareholder, except that, without such consent, the Shareholder may transfer or assign such rights in a private placement to a transferee or assignee of not less than 2,000,000 shares of Common Stock (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends and the like) provided that the Company is given written notice at the time or within a reasonable time thereafter of such transfer or assignment stating the name and address of the transferee or assignee and identifying the shares of Common Stock with respect to which such registration rights are being transferred or assigned, and provided further that such transferee or assignee assumes in writing the obligations of the Shareholder under this Section 4. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

6.   GENERAL PROVISIONS.

     (a) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

     (b) NOTICES. All notices, requests, claims, demands and communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     if to the Shareholder or Ratel, to:

        Technology Capital Group S.A.
        5, boulevard de la Foire
        L-1528, Luxembourg
        Grand-Duchy of Luxembourg
        Attention:  Pierre Lentz
        Facsimile:  011 352 45 123 201

     with a copy to:

         Coudert Brothers
         1114 Avenue of the Americas
         New York, New York
         Attention:  Andrew S. Hedden, Esq.
         Facsimile:  (212) 626-4120

     if to the Company, to:

         Ixia
         26601 W. Agoura Road
         Calabasas, California 91302
         Attention:  Errol Ginsberg
         Facsimile:  (818) 871-1805
     with a copy to:

         Bryan Cave LLP
         120 Broadway, Suite 300
         Santa Monica, California 90401
         Attention:  Ronald W. Buckly, Esq.
         Facsimile:  (310) 576-2200

     (c) INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

     (d) COUNTERPARTS. This Agreement may be executed in one more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

     (e) GOVERNING LAW; JURISDICTION; WAIVER. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California regardless of the laws that might otherwise govern under applicable principles of conflicts or law. Each of the Company and the TCG Holders irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or permitted assigns may be brought and determined in the federal courts located in the State of California and state courts of the State of California located in Los Angeles County, and each of the Company and the TCG Holders hereby irrevocably submits with regard to any such action or proceeding for itself and himself and in respect to its or his property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts for such purpose. Each of the Company and the TCG Holders hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any right to trial by jury with respect to any action, suit or proceeding arising out of or relating to this Agreement, (ii) any claim that it or he is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to lawfully serve process, (iii) that it or he and its or his property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iv) to the fullest extent permitted by applicable law, that (a) the suit, action or proceeding in any such court is brought in an inconvenient forum, (b) the venue of such suit, action or proceeding is improper and (c) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     (f) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the rights and obligations contemplated hereby are not affected in any manner materially adverse to any party. Upon any determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the rights and obligations contemplated hereby are fulfilled to the extent possible.

     (g) ATTORNEYS' FEES. Should any action or proceeding be brought to construe or enforce the terms and conditions of this Agreement or the rights of the parties hereunder, the losing party shall pay to the prevailing party all court costs and reasonable attorneys' fees and costs incurred in such action or proceeding.

     (h) ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which it may be entitled, at law or in equity, the parties shall be entitled to the remedy of specific performance of the covenants and agreements contained herein and injunctive and other equitable relief.

     (i) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

     (j) INFORMATION CONFIDENTIAL. The parties acknowledge that this Agreement will be filed with the SEC as an exhibit to the Registration Statement and will be publicly available by virtue of being so filed. Notwithstanding such filing of this Agreement, the TCG Holders acknowledge that information received from the Company pursuant hereto may be confidential and for its or his use only, and it or he will not use such confidential information in violation of the Securities Act or Exchange Act or reproduce, disclose or disseminate such information to any other Person (other than its or his employees or agents having a need to know the contents of such information, and its or his attorneys, subject to the terms of this confidentiality provision), unless the Company has made such information available to the public generally or the Shareholder or Ratel is required to disclose such information by a governmental body.

     (k) PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto or their respective successors or permitted assigns. Except as provided in Section 4.10 and Section 5 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     (l) TERMINATION OF AGREEMENT. In the event that the closing of the initial public offering of the Company's Common Stock pursuant to the Registration Statement does not occur on or before December 31, 2000, this Agreement shall be void and of no further effect.

     IN WITNESS WHEREOF, the Shareholder, Ratel and the Company have caused this Agreement to be signed by its signatory thereunto duly authorized, as of the date first written above.


                                            SHAREHOLDER

                                            TECHNOLOGY CAPITAL GROUP S.A.


                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            RATEL



                                            ------------------------------------
                                            Stephane Ratel


                                            IXIA


                                            By:
                                               ---------------------------------
                                                  Errol Ginsberg, President
                                                  and Chief Executive Officer

                                    EXHIBIT A

     The restrictive legend to be placed on the Subject Shares shall read as follows:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CERTAIN RIGHTS SPECIFIED IN THE REGISTRATION RIGHTS AND STOCK TRANSFER RESTRICTION AGREEMENT DATED AS OF SEPTEMBER 15, 2000, AS AMENDED FROM TIME TO TIME, AMONG THE ISSUER OF THE SHARES (THE "COMPANY"), THE ORIGINAL HOLDER OF THE SHARES AND STEPHANE RATEL, A COPY OF WHICH WILL BE MAILED TO THE HOLDER HEREOF BY THE COMPANY UPON WRITTEN REQUEST THEREFOR."

                                    EXHIBIT B

     The restrictive legend to be placed on the TCG Shares shall read as follows:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SPECIFIED IN THE REGISTRATION RIGHTS AND STOCK TRANSFER RESTRICTION AGREEMENT DATED AS OF SEPTEMBER 15, 2000, AS AMENDED FROM TIME TO TIME, AMONG THE ISSUER OF THE SHARES (THE "COMPANY"), STEPHANE RATEL AND IXIA, A CALIFORNIA CORPORATION, A COPY OF WHICH WILL BE MAILED TO THE HOLDER HEREOF BY THE COMPANY UPON WRITTEN REQUEST THEREFOR."